Exhibit 10.1

EXAGEN INC.
1261 Liberty Way
Vista, CA 92081

October 7, 2020

Innovatus Life Sciences Lending Fund I, LP
777 Third Avenue, 25th Floor
New York, NY 10017
Attentionn: Claes Ekstrom

Re: New Management Plan

Ladies and Gentlemen:

We refer to that certain Loan and Security Agreement, dated as of September 7,
2017 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”), among Innovatus Life Sciences Lending Fund I, LP (the “Agent”), the lenders party thereto (the “Lenders”), and Exagen Inc. (the “Borrower”). Any capitalized term used herein and not defined herein shall have the meaning assigned to such term in the Financing Agreement.

In accordance with the terms of the Loan Agreement, the Borrower intends to exercise its Equity Cure right as of the date hereof and replace the Management Plan with a New Management Plan (attached hereto as Annex I). By its signature below, the Agent and the Lenders each agree and acknowledge that, effective as of the date hereof, (i) the New Management Plan is approved in all respects, (ii) Annex Q (Management Plan) to the Loan Agreement is replaced with Annex I attached hereto and (iii) Section 6.15 of the Loan Agreement is amended to replace the percentage “seventy percent (70%)” with “one hundred percent (100%)”.

This letter agreement shall be construed under and governed by the laws of the State of New York, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter agreement by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart.

IN WITNESS WHEREOF, the undersigned have caused this letter agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EXAGEN INC.

By:	/s/ Kamal Adawi
Name: Kamal Adawi
Title: CFO

AGENT AND LENDER:

INNOVATUS LIFE SCIENCES LENDING FUND I, LP
By: Innovatus Life Sciences GP, LP
Its: General Partner

By:	/s/ Andrew Dym
Name: Andrew Dym
Title: Authorized Signatory